Exhibit 24.1

POWER OF ATTORNEY

That the undersigned director of Marathon Oil Corporation, a Delaware corporation (the “Company”) hereby constitutes and appoints Clarence P. Cazalot, Jr., Janet F. Clark and Michael K. Stewart, and any one of them, each of whom may act without the joinder of the others, as my true and lawful attorneys-in-fact and agents, each with the power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to sign and execute, for me and on my behalf, one or more registration statements on Form S-3 to be filed by the Company with the Securities and Exchange Commission (“SEC”) pursuant to the Securities Act of 1933, as amended (the “Act”), as may be required for or in connection with the Company’s Dividend Reinvestment and Direct Stock Purchase Plan, and any and all amendments, including pre-effective and post-effective amendments, to such registration statements to be filed with the SEC pursuant to the Act, in such form as they or any one or more of them may approve, and to file the same, and grants unto said attorneys-in-fact and agents full power and authority to do and perform any and all other acts which said attorneys-in-fact and agents may deem necessary or desirable to do as fully and for all intents and purposes as I might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of February, 2012.

/s/ Pierre Brondeau

Pierre Brondeau

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned director, President and Chief Executive Officer of Marathon Oil Corporation, a Delaware corporation (the “Company”) hereby constitutes and appoints Janet F. Clark and Michael K. Stewart, and any one of them, each of whom may act without joinder of the others, as my true and lawful attorneys-in-fact and agents, each with the power of substitution and re-substitution, for me and in my name, place and stead, in any and all capabilities, to sign and execute, for me and on my behalf, one or more registration statements on Form S-3 to be filed by the Company with the Securities and Exchange Commission (“SEC”) pursuant to the Securities Act of 1933, as amended (the “Act”), as may be required for or in connection with the Company’s Dividend Reinvestment and Direct Stock Purchase Plan, and any and all amendments, including pre-effective and post-effective amendments, to such registration statements to be filed with the SEC pursuant to the Act, in such form as they or any one or more of them may approve, and to file the same, and grants unto said attorneys-in-fact and agents full power and authority to do and perform any and all other acts which said attorneys-in-fact may deem necessary or desirable to do as fully and for all intents and purposes as I might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of February, 2012.

/s/ Clarence P. Cazalot, Jr.

Clarence P. Cazalot, Jr.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned director of Marathon Oil Corporation, a Delaware corporation (the “Company”) hereby constitutes and appoints Clarence P. Cazalot, Jr., Janet F. Clark and Michael K. Stewart, and any one of them, each of whom may act without the joinder of the others, as my true and lawful attorneys-in-fact and agents, each with the power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to sign and execute, for me and on my behalf, one or more registration statements on Form S-3 to be filed by the Company with the Securities and Exchange Commission (“SEC”) pursuant to the Securities Act of 1933, as amended (the “Act”), as may be required for or in connection with the Company’s Dividend Reinvestment and Direct Stock Purchase Plan, and any and all amendments, including pre-effective and post-effective amendments, to such registration statements to be filed with the SEC pursuant to the Act, in such form as they or any one or more of them may approve, and to file the same, and grants unto said attorneys-in-fact and agents full power and authority to do and perform any and all other acts which said attorneys-in-fact and agents may deem necessary or desirable to do as fully and for all intents and purposes as I might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of February, 2012.

/s/ Gregory H. Boyce

Gregory H. Boyce

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned director of Marathon Oil Corporation, a Delaware corporation (the “Company”) hereby constitutes and appoints Clarence P. Cazalot, Jr., Janet F. Clark and Michael K. Stewart, and any one of them, each of whom may act without the joinder of the others, as my true and lawful attorneys-in-fact and agents, each with the power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to sign and execute, for me and on my behalf, one or more registration statements on Form S-3 to be filed by the Company with the Securities and Exchange Commission (“SEC”) pursuant to the Securities Act of 1933, as amended (the “Act”), as may be required for or in connection with the Company’s Dividend Reinvestment and Direct Stock Purchase Plan, and any and all amendments, including pre-effective and post-effective amendments, to such registration statements to be filed with the SEC pursuant to the Act, in such form as they or any one or more of them may approve, and to file the same, and grants unto said attorneys-in-fact and agents full power and authority to do and perform any and all other acts which said attorneys-in-fact and agents may deem necessary or desirable to do as fully and for all intents and purposes as I might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of February, 2012.

/s/ Linda Z. Cook

Linda Zarda Cook

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned director of Marathon Oil Corporation, a Delaware corporation (the “Company”) hereby constitutes and appoints Clarence P. Cazalot, Jr., Janet F. Clark and Michael K. Stewart, and any one of them, each of whom may act without the joinder of the others, as my true and lawful attorneys-in-fact and agents, each with the power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to sign and execute, for me and on my behalf, one or more registration statements on Form S-3 to be filed by the Company with the Securities and Exchange Commission (“SEC”) pursuant to the Securities Act of 1933, as amended (the “Act”), as may be required for or in connection with the Company’s Dividend Reinvestment and Direct Stock Purchase Plan, and any and all amendments, including pre-effective and post-effective amendments, to such registration statements to be filed with the SEC pursuant to the Act, in such form as they or any one or more of them may approve, and to file the same, and grants unto said attorneys-in-fact and agents full power and authority to do and perform any and all other acts which said attorneys-in-fact and agents may deem necessary or desirable to do as fully and for all intents and purposes as I might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of February, 2012.

/s/ Shirley Ann Jackson

Dr. Shirley Ann Jackson

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned director of Marathon Oil Corporation, a Delaware corporation (the “Company”) hereby constitutes and appoints Clarence P. Cazalot, Jr., Janet F. Clark and Michael K. Stewart, and any one of them, each of whom may act without the joinder of the others, as my true and lawful attorneys-in-fact and agents, each with the power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to sign and execute, for me and on my behalf, one or more registration statements on Form S-3 to be filed by the Company with the Securities and Exchange Commission (“SEC”) pursuant to the Securities Act of 1933, as amended (the “Act”), as may be required for or in connection with the Company’s Dividend Reinvestment and Direct Stock Purchase Plan, and any and all amendments, including pre-effective and post-effective amendments, to such registration statements to be filed with the SEC pursuant to the Act, in such form as they or any one or more of them may approve, and to file the same, and grants unto said attorneys-in-fact and agents full power and authority to do and perform any and all other acts which said attorneys-in-fact and agents may deem necessary or desirable to do as fully and for all intents and purposes as I might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of February, 2012.

/s/ Philip Lader

Philip Lader

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned director of Marathon Oil Corporation, a Delaware corporation (the “Company”) hereby constitutes and appoints Clarence P. Cazalot, Jr., Janet F. Clark and Michael K. Stewart, and any one of them, each of whom may act without the joinder of the others, as my true and lawful attorneys-in-fact and agents, each with the power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to sign and execute, for me and on my behalf, one or more registration statements on Form S-3 to be filed by the Company with the Securities and Exchange Commission (“SEC”) pursuant to the Securities Act of 1933, as amended (the “Act”), as may be required for or in connection with the Company’s Dividend Reinvestment and Direct Stock Purchase Plan, and any and all amendments, including pre-effective and post-effective amendments, to such registration statements to be filed with the SEC pursuant to the Act, in such form as they or any one or more of them may approve, and to file the same, and grants unto said attorneys-in-fact and agents full power and authority to do and perform any and all other acts which said attorneys-in-fact and agents may deem necessary or desirable to do as fully and for all intents and purposes as I might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of February, 2012.

/s/ Dennis H. Reilley

Dennis H. Reilley

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned director of Marathon Oil Corporation, a Delaware corporation (the “Company”) hereby constitutes and appoints Clarence P. Cazalot, Jr., Janet F. Clark and Michael K. Stewart, and any one of them, each of whom may act without the joinder of the others, as my true and lawful attorneys-in-fact and agents, each with the power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to sign and execute, for me and on my behalf, one or more registration statements on Form S-3 to be filed by the Company with the Securities and Exchange Commission (“SEC”) pursuant to the Securities Act of 1933, as amended (the “Act”), as may be required for or in connection with the Company’s Dividend Reinvestment and Direct Stock Purchase Plan, and any and all amendments, including pre-effective and post-effective amendments, to such registration statements to be filed with the SEC pursuant to the Act, in such form as they or any one or more of them may approve, and to file the same, and grants unto said attorneys-in-fact and agents full power and authority to do and perform any and all other acts which said attorneys-in-fact and agents may deem necessary or desirable to do as fully and for all intents and purposes as I might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of February, 2012.

/s/ Michael E.J. Phelps

Michael E.J. Phelps